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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 16, 1998

                                 MathSoft, Inc.
             (Exact name of Registrant as specified in its charter)



    Massachusetts                    0-020992                 04-2842217
(State or jurisdiction              (Commission              (IRS Employer
  of Incorporation)                File number)           Identification No.)


               101 Main Street                                     02142
           Cambridge, Massachusetts                              (Zip Code)
            (Address of principal
              executive offices)

       Registrant's telephone number, including area code: (617) 577-1017

                           No change since last report
                   (Former name or former address, if changed
                               since last report)


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ITEM 5.  OTHER EVENTS.

     On April 16, 1998, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                            Exhibit
-----------                            -------

   99.1                       Press release of the Company dated April 16, 1998

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MATHSOFT, INC.



April 16, 1998                          By: /S/ Robert P. Orlando
                                            -------------------------
                                            Robert P. Orlando
                                            Chief Financial Officer